Exhibit 10.26

Confidential treatment has been requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidential treatment request. Omissions are designated by three asterisks (***). A complete version of this document is being filed separately with the Securities and Exchange Commission.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 27, 2005, among Caraustar Industries, Inc., a North Carolina corporation (“Caraustar”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Borrower” (Caraustar and each such Subsidiary, individually, a “Borrower”, and collectively, “Borrowers”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Guarantor” (each such Subsidiary, individually, a “Guarantor”, and, collectively, “Guarantors”; Borrowers and Guarantors, collectively, “Obligors”), the Lenders party to this Amendment (the “Lenders”), and the Bank of America, N.A., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent entered into that certain Credit Agreement, dated as of June 24, 2003, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have informed the Agent and Lenders that certain Obligors desire to sell certain of their assets and to purchase certain assets as more fully described herein, which sales and purchases of assets are not permitted under the terms of the Credit Agreement;

WHEREAS, Borrowers have requested that the Agent and Lenders consent to such sales and purchase of assets, and the Agent and Lenders are willing to do so as more fully set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

2. The Agent and Lenders agree that, notwithstanding the limitations set forth in Section _9 of the Credit Agreement, the consummation of the following Asset Dispositions shall be permitted:

(a) The sale by Gypsum MGC, Inc. and McQueeny Gypsum Company, LLC of their equity interests in Standard Gypsum to Temple-Inland Inc. or one or more Subsidiaries of Temple-Inland Inc. (the “Standard Gypsum Sale”) for net cash proceeds of at least $145,000,000 to be received upon the consummation of such sale;

(b) The sale by the applicable Obligors of the assets comprising their coated recycled board business, consisting of Caraustar’s mill facilities located at Versailles, Connecticut (Sprague), Tama, Iowa and Rittman, Ohio together with related assets (the “CRB Sale”), for net cash proceeds of at least $*** to be received upon the consummation of such sale;

(c) The sale by the applicable Obligors of the assets comprising the Hunt Valley, Maryland carton plant and business (the “Hunt Valley Sale”) for net cash proceeds of at least $10,000,000 to be received upon the consummation of such sale; and

(d) The sale by the applicable Obligors of the assets comprising their partition business, consisting of leased facilities located at Covington, Georgia, Litchfield, Illinois and Frenchtown, New Jersey together with related assets (the “Partition Business Sale”), for net cash proceeds of at least $4,000,000 to be received upon the consummation of such sale.

The Standard Gypsum Sale, the CRB Sale, the Hunt Valley Sale and the Partition Business Sale are collectively referred to as the “Designated Sales”.

3. The consummation of each of the Designated Sales shall be subject to the following terms and conditions:

(a) no Event of Default shall exist immediately before or after any such Designated Sale;

(b) neither the consummation of any such Designated Sale, nor the application of the proceeds thereof as set forth in clause(c) below, shall result in a breach or default of (i) any of the Indentures or any other material contract, mortgage, lease, agreement, indenture, or instrument to which any Obligor is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Obligor, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Obligor;

(c) if any of the assets sold or disposed of pursuant to a Designated Sale consist of Accounts or Inventory, then , on the date of such Designated Sale, Borrowers shall prepay the outstanding Loans (if any) in an amount at least equal to the net book value of such Accounts and Inventory in accordance with Section 3.3(a) of the Credit Agreement from the net proceeds of such Designated Sale and provide the Agent an updated Borrowing Base Certificate giving effect to such Designated Sale;

(d) no Designated Sale may be consummated after *** 2006; and

(e) in connection with each Designated Sale, Caraustar shall provide a certification from a Responsible Officer to the Agent that such Designated Sale was made in compliance with the terms and conditions set forth in Sections 2 and 3 of this Amendment.

4. Each of the Lenders hereby (a) authorizes the Agent to release any Agent’s Liens upon any Collateral constituting property being sold or disposed of pursuant to a Designated Sale in accordance with the terms and conditions set forth in Sections 2 and 3 of this Amendment, (b) agrees that, in connection with any such release of any Agent’s Liens, the Agent shall be entitled to rely conclusively, without further inquiry, on any certificate received by the Agent pursuant to Section 3(e) of this Amendment, and (c) acknowledges that none of the Designated Sales shall constitute a sale under Section 7.9(e) of the Credit Agreement for purposes of determining the aggregate net book value of assets sold thereunder.

5. Borrowers have informed the Agent and the Lenders that Borrowers desire to acquire a carton plant and related assets in a location separately identified to the Agent and the Lenders (the “Carton Plant Acquisition”). The Agent and Lenders agree that Borrower shall be permitted to consummate the Carton Plant Acquisition as a Permitted Acquisition, without regard to the limitations contained in clause (b) of the definition of “Permitted Acquisition” set forth in Annex A to the Credit Agreement, so long as (a) Borrowers comply with all of the other provisions set forth in the definition of “Permitted Acquisition” in connection with the Carton Plant Acquisitions (other than clause (a) thereof), and (b) the purchase price for the Carton Plant Acquisition does not exceed $13,000,000.

6. To induce the Agent and Lenders to enter into this Amendment, Borrowers and Guarantors hereby represent and warrant that, as of the date hereof, there exists no Default or Event of Default under the Credit Agreement.

7. Borrowers and Guarantors hereby restate, ratify, and reaffirm each and every representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Credit Agreement, as modified hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment except to the extent that any such representation or warranty relates solely to a prior date.

8. Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations or Borrowers and Guarantors to the Agent and the Lenders.

9. Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.

10. Borrowers and Guarantors agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

11. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall become effective upon the execution and delivery of counterpart copies hereof by Borrowers, Guarantors, the Agent and the Required Lenders; provided that, notwithstanding the foregoing, with respect to any Designated Sale or the Carton Plant Acquisition (each, a “Designated Transaction”), the consent contained in Section 2 or Section 5 of this Amendment (as the case may be) shall automatically become effective upon the earlier to occur of (i) the first action or event in connection with such Designated Transaction that would (absent such consent) constitute a breach of Section 7.9 of the Credit Agreement (or, in the case of the Carton Plant Acquisition, a breach of the applicable requirements set forth in the definition of “Permitted Acquisition” in Annex A to Credit Agreement) and (ii) Caraustar’s public announcement of such Designated Transaction.

12. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

13. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties have entered into this Seventh Amendment to Credit Agreement on the date first above written.

BORROWERS:	CARAUSTAR INDUSTRIES, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

CARAUSTAR CUSTOM PACKAGING GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR RECOVERED FIBER GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR MILL GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

SPRAGUE PAPERBOARD, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GUARANTORS:	PBL INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GYPSUM MGC, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR, G.P.

	By:	CARAUSTAR INDUSTRIES, INC., general partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., general partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY, LLC

	By:	McQUEENEY GYPSUM COMPANY, sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

RECCMG, LLC
By:		CARAUSTAR MILL GROUP, INC., sole member

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

FEDERAL TRANSPORT, INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC

By:		CARAUSTAR INDUSTRIES, INC., sole member

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Senior Vice President

CAMDEN PAPER BOARD CORPORATION

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CHICAGO PAPER BOARD CORPORATION

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

HALIFAX PAPER BOARD COMPANY, INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING (MARYLAND), INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

PARAGON PLASTIC, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ John Yankauskas
John Yankauskas, Senior Vice President

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

	By:	/s/ Troy A. Oder
		Name:	Troy A. Oder
		Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

	By:	/s/ Carl Giordano
		Name:	Carl Giordano
		Title:	Assistant Vice President

AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ John Yankauskas
John Yankauskas, Senior Vice President

LENDERS:	BANK OF AMERICA, N.A.

By:
Walter T. Shellman, Vice President

AGENT:	BANK OF AMERICA, N.A.

By:
Walter T. Shellman, Vice President